                                                                    EXHIBIT 99.1

                       IN THE UNITED STATES DISTRICT COURT
                          FOR THE DISTRICT OF DELAWARE



PEGASUS DEVELOPMENT CORPORATION and         )
PERSONALIZED MEDIA                          )
  COMMUNICATIONS, L.L.C.                    )
                                            )
                           Plaintiffs,      )
                                            )
                  v.                        )         C.A. No. _______
                                            )
DIRECTV, INC., HUGHES ELECTRONICS           )       JURY TRIAL DEMANDED
CORPORATION, THOMSON CONSUMER               )
ELECTRONICS, INC., and PHILIPS              )
ELECTRONICS NORTH AMERICA                   )
CORPORATION                                 )
                                            )
                           Defendants.      )


                                    COMPLAINT
                                    ---------

         Plaintiffs Pegasus Development Corporation ("Pegasus") and Personalized Media Communications, L.L.C. ("PMC") (collectively "Plaintiffs"), by and through their attorneys, hereby demand a jury trial and complain of Defendants DIRECTV, Inc. ("DIRECTV"), Hughes Electronics Corporation ("HEC"); Thomson Consumer Electronics, Inc. ("Thomson"); and Philips Electronics North America Corporation ("Philips") (collectively "Defendants"), as follows:

                              NATURE OF THE ACTION
                              --------------------

         1. This is an action for patent infringement under 35 U.S.C. section 271 and to enjoin and obtain damages resulting from Defendants' unauthorized manufacture, use, sale, offer to sell and/or importation into the United States for subsequent use or sale of products, services and/or systems that fall within the scope of Plaintiffs' patented automated broadcast control system, and Plaintiffs' patented signal processing apparatuses and methods. Plaintiffs seek injunctive relief to prevent Defendants from continuing to infringe Plaintiffs' valuable family of patents. In addition, Plaintiffs seek a recovery of monetary damages resulting from Defendants' past infringement of these patents.

Defendants are using Plaintiffs' patented technology with actual knowledge of Plaintiffs' patent rights, and are acting in willful disregard thereof. Therefore, the damages awarded to Plaintiffs should be trebled, and Plaintiffs should be awarded their attorneys' fees, costs, and expenses for this exceptional case.


                                   THE PARTIES
                                   -----------

         2. Plaintiff PMC is a limited liability company organized and existing under the laws of the State of Delaware, with its principal place of business at 110 East 42nd Street, Suite 1704, New York, New York 10017-5611.

         3. Plaintiff PMC is the lawful assignee of the patents in suit, which are U.S. Patent Nos. 4,694,490; 4,704,725; 4,965,825; 5,109,414; 5,233,654;
5,335,277; and 5,887,243, all of which are entitled "Signal Processing Apparatus and Methods," and all of which were lawfully issued to John C. Harvey and James
W. Cuddihy as named inventors (hereinafter collectively, "the Harvey Patents").

         4. PMC is in the business of designing, patenting, and licensing personalized communications and media technology that covers apparatus and processes that integrate broadcast communication networks with computer processing hardware and software capabilities, thereby enabling control over and personalization of the programming content received and displayed on a display, such as a television receiver.

         5. Pegasus is a corporation organized and existing under the laws of the State of Delaware, with its principal place of business at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19085.





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

         6. PMC Satellite Development, L.L.C. ("PMC Satellite") was granted an exclusive field-of-use license from PMC under the Harvey Patents to provide satellite communication services to consumers. Under this license, PMC Satellite holds the exclusive right to sublicense the Harvey Patents within the designated field-of-use, as well as the right to enforce these patents in this field-of-use.

         7. Plaintiff Pegasus has been granted an exclusive sublicense by PMC Satellite to utilize the technology covered by the Harvey Patents within the designated field-of-use, which includes the communication of programming services through a satellite communication system to a consumer. Under this sublicense, PMC Satellite granted to Pegasus all of its rights to enforce the Harvey Patents within the designated field-of-use. Pegasus is a subsidiary of Pegasus Communications Corporation, which through subsidiary operating companies provides satellite programming to customers throughout the United States, notably in rural areas otherwise underserved by the traditional cable television industry.

         8. DIRECTV is a corporation organized and existing under the laws of the State of California, with its principal place of business at 2230 East Imperial Highway, El Segundo, California 90245. DIRECTV provides, inter alia, digital broadcast television services via satellite directly to consumers from its automated satellite uplinking facilities located in Los Angeles, California and Castle Rock, Colorado. Defendant DIRECTV is a subsidiary of Hughes Electronic Corporation ("HEC").

         9. HEC is a corporation organized and existing under the laws of the State of Delaware, with its principal place of business at 200 North Sepulveda Boulevard, El Segundo, California, 90245. On information and belief, Hughes Network Systems, Inc. ("HNS") is a division of HEC. HNS was a separate, independent corporation until it was acquired by HEC in 1997. HNS was an originator of the DIRECTV system, which includes the provision of broadcast services directly to consumers via satellite. On information and belief, HEC


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supplied equipment and systems used in DIRECTV's Los Angeles and Castle Rock satellite uplinking facilities to provide the broadcasts originating from Los Angeles and Castle Rock. HEC, through its HNS division, also makes and sells Integrated Receiver Decoders ("IRDs") for receiving transmissions from a Direct Broadcast Satellite ("DBS") of the video, audio and/or data service offered by DirecTV from the Los Angeles and Castle Rock satellite facilities. HEC, as stated in paragraph 12 herein, is also the parent company of DIRECTV.

         10. On information and belief, Defendant HEC is a successor in interest to United States Satellite Broadcasting Company, Inc. ("USSB"), having acquired USSB in 1999. USSB was an operator of a DBS system and made, used, sold and offered for sale video, audio and data services via DBS satellite transmission to the same IRDs that are used in connection with the provision of DirecTV's services.

         11. Defendant Thomson is a corporation organized and existing under the laws of the State of Delaware, with its principal place of business at 10330 North Meridian Street, Indianapolis, Indiana 46290. On information and belief, Thomson is a manufacturer of IRDs that are used in conjunction with the DirecTV system.

         12. Defendant Philips is a corporation organized and existing under the laws of the State of Delaware, with its principal place of business at 1251 Avenue of the Americas, New York, New York, 10020. On information and belief, Philips is a manufacturer and/or seller of IRDs that are used in conjunction with the DirecTV system.

                             JURISDICTION AND VENUE
                             ----------------------

         13. This Court has jurisdiction over the subject matter of this patent infringement action pursuant to 28 U.S.C. sections 1331 and 1338(a).




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

         14. Each of the Defendants is subject to personal jurisdiction in the State of Delaware pursuant to Del. Code Ann. section 3104 because each Defendant is regularly and systematically transacting business in the State of Delaware, consisting in part of the sale of products and/or services nationally, and each Defendant has committed acts of infringement within the State of Delaware.

         15. Venue is proper in this district pursuant to 28 U.S.C. sections 1391(b), 1391(c), 1391(d), and 1400(b) because all Defendants have committed acts of infringement in this district, and Defendants Thomson, HEC and Philips reside in this district.

                               FACTUAL BACKGROUND
                               ------------------

Overview of the Signal Processing Apparatuses and Methods of the Patents-in-Suit

         16. This case involves pioneering forms of media and communications technologies which enable users to customize and personalize the processing of a broadcast transmission, and to receive and exert far greater control over a wider variety of displayed content than had ever before been possible. The inventions also involve pioneering forms of computerized control technologies that are used to automate the receipt, storage, scheduling and rebroadcast of various forms of television programming and other media to end users. These technologies are the inventions of John C. Harvey and James W. Cuddihy. Almost twenty years ago, when the personal computer age was in its infancy, Messrs. Harvey and Cuddihy foresaw the great potential that existed for overcoming the inherent limitations of broadcast media. They envisioned systems and processes that would enhance broadcast media's unmatched ability to convey general information to large audiences by combining it with computer processes at the broadcast and end user sites to allow almost unlimited flexibility of programming choices from a variety of sources, as well as the generation of information of specific relevance to each user in the broadcast audience.

         17. To realize these media, Messrs. Harvey and Cuddihy envisioned detailed concepts for systems and processes that join the capacities of broadcast communications and computer processing by using data and control signals embedded in a broadcast transmission. Messrs. Harvey and Cuddihy created a system within which such computerized systems, and the data and control systems that run them, support an automated, intermediate broadcast facility that receives television programming from a variety of broadcast and terrestrial sources, processes and stores this programming input, and through a sophisticated computerized switching operation, retrieves the programming input and broadcasts it to consumers either over terrestrial cable lines, or via satellite. They further envisioned that such a broadcast transmission could be encrypted for conditional access, authorization control, and billing purposes.

         18. These inventions also relate to "personalized" media systems and processes which would utilize (1) a sophisticated, automated broadcast communications infrastructure to encode digital control information into programming materials and deliver the new personalized media either over a terrestrial cable, or via satellite, and (2) "smart" receivers to implement the new personalized media systems and processes through the processing of the digital control signals embedded into a broadcast transmission, which would control the further processing of the broadcast transmission to deliver content to an end user which was either for general viewing, or which was personalized for such end user. The inventors duly disclosed their inventions in the form of the patents in suit.

         19. The first patent in suit, United States Patent No. 4,694,490 ("the `490 patent"), entitled "Signal Processing Apparatus and Methods," was duly and legally issued to John C. Harvey and James V. Cuddihy on September 15, 1987 from U.S. Patent Application, Serial No. 317,510, filed November 3, 1981 (the "1981 Harvey Application"). PMC is the assignee of the `490 patent, PMC Satellite is



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the exclusive field-of-use licensee of PMC, and Pegasus is the exclusive field-of-use sublicensee of PMC Satellite. Pegasus has been granted the sole right, inter alia, to bring suit for infringement within the field-of-use of satellite communications services, including the use of IRD's in conjunction with the provision of the satellite communications services.

         20. The second patent in suit, United States Patent No. 4,704,725 ("the `725 patent"), entitled "Signal Processing Apparatus and Methods," was duly and legally issued to John C. Harvey and James V. Cuddihy on November 3, 1987, claiming the benefit under 35 U.S.C section 120 of the 1981 Harvey Application. PMC is the assignee of the `725 patent, PMC Satellite is the exclusive field-of-use licensee of PMC, and Pegasus is the exclusive field-of-use sublicensee of PMC Satellite. Pegasus has been granted the sole right, inter alia, to bring suit for infringement within the field-of-use of satellite communications services, including the use of IRD's in conjunction with the provision of the satellite communications services.

         21. The third patent in suit, United States Patent No. 4,965,825 ("the `825 patent"), entitled "Signal Processing Apparatus and Methods," was duly and legally issued to John C. Harvey and James V. Cuddihy on October 23, 1990, claiming the benefit under 35 U.S.C section 120 of the 1981 Harvey Application. PMC is the assignee of the `825 patent, PMC Satellite is the exclusive field-of-use licensee of PMC, and Pegasus is the exclusive field-of-use sublicensee of PMC Satellite. Pegasus has been granted the sole right, inter alia, to bring suit for infringement within the field-of-use of satellite communications services, including the use of IRD's in conjunction with the provision of the satellite communications services.

         22. The fourth patent in suit, United States Patent No. 5,109,414 ("the `414 patent"), entitled "Signal Processing Apparatus and Methods," was duly and legally issued to John C. Harvey and James V. Cuddihy on April 28,



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1992, claiming the benefit under 35 U.S.C section 120 of the 1981 Harvey
Application. PMC is the assignee of the `414 patent, PMC Satellite is the exclusive field-of-use licensee of PMC, and Pegasus is the exclusive field-of-use sublicensee of PMC Satellite. Pegasus has been granted the sole right, inter alia, to bring suit for infringement within the field-of-use of the satellite communications services, including the use of IRD's in conjunction with the provision of satellite communications services.

         23. The fifth patent in suit is United States Patent No. 5,233,654 ("the `654 patent"), entitled "Signal Processing Apparatus and Methods," was duly and legally issued to John C. Harvey and James V. Cuddihy on August 3, 1993, claiming the benefit under 35 U.S.C section 120 of the 1981 Harvey Application. PMC is the assignee of the `654 patent, PMC Satellite is the exclusive field-of-use licensee of PMC, and Pegasus is the exclusive field-of-use sublicensee of PMC Satellite. Pegasus has been granted the sole right, inter alia, to bring suit for infringement within the field-of-use of satellite communications services, including the use of IRD's in conjunction with the provision of the satellite communications services.

         24. The sixth patent in suit is United States Patent No. 5,335,277 ("the `277 patent"), entitled "Signal Processing Apparatus and Methods," was duly and legally issued to John C. Harvey and James V. Cuddihy on August 2, 1994, claiming the benefit under 35 U.S.C section 120 of the 1981 Harvey Application. PMC is the assignee of the `277 patent, PMC Satellite is the exclusive field-of-use licensee of PMC, and Pegasus is the exclusive field-of-use sublicensee of PMC Satellite. Pegasus has been granted the sole right, inter alia, to bring suit for infringement within the field-of-use of satellite communications services, including the use of IRD's in conjunction with the provision of the satellite communications services.


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

         25. The seventh patent in suit is United States Patent No. 5,887,243 ("the `243 patent"), entitled "Signal Processing Apparatus and Methods," which was duly and legally issued to John C. Harvey and James V. Cuddihy on March 23, 1999, claiming the benefit under 35 U.S.C section 120 of the 1981 Harvey Application. PMC is the assignee of the `243 patent, PMC Satellite is the exclusive field-of-use licensee of PMC, and Pegasus is the exclusive field-of-use sublicensee of PMC Satellite. Pegasus has been granted the sole right, inter alia, to bring suit for infringement within the field-of-use of satellite communications services, including the use of IRD's in conjunction with the provision of the satellite communications services.

    Defendants' Products, Services, and Systems Infringe Plaintiffs' Patents

         26. Defendants DIRECTV and HEC manufacture and use a DBS system and offer for sale, sell and provide services which directly or contributorily infringe, are used to conduct processes which infringe, or which induce others to infringe, one or more claims of the Harvey Patents. The DBS system generally receives program content at a broadcast reception and satellite uplinking facilities located in Los Angeles, California and Castle Rock, Colorado and transmits such program content, via satellite, to millions of remote IRD's located in subscribers' homes and businesses throughout the United States. For example, such program content may be received at the Los Angeles or Castle Rock uplinking facilities as broadcast transmission "turn arounds" directly from media sources such as CBS, NBC, ABC, CNN, etc., or it may be provided by motion picture studios or broadcast television networks via digital video tape to be stored and archived for later use.

         27. Defendants DIRECTV and HEC also directly infringe, contribute to infringement, or induce others to infringe one or more claims of the Harvey Patents by transmitting and using a DBS signal specifically encoded to enable the subject IRD's to function in a manner that infringes the patents in suit, and by selling and offering for sale services via DBS transmission processes which infringe the patents in suit.

         28. Defendants HEC, Thomson and Philips manufacture, use, sell, offer to sell and/or import into the United States for subsequent sale or use IRDs for use with the DirecTV system that directly and/or contributorily infringe, are used to conduct processes which infringe, or which induce others to infringe one or more claims of the Harvey Patents.

          Defendants Have Been On Notice of Plaintiffs' Patent Rights

         29. Defendants have received actual notice from Plaintiffs of their infringement of the above-described patents. In spite of this actual notice, Defendants have continued their direct and/or contributory infringement of Plaintiffs' valuable patent rights and in willful disregard thereof, and have actively induced others to use infringing products, services, and systems or engage in processes that infringe Plaintiffs' patent rights.

 Plaintiffs Have Been Irreparably Harmed By Defendants' Continued Infringement

         30. Plaintiffs have been irreparably harmed by Defendants' infringement of their valuable patent rights. Defendants' continuing acts of infringement damage Plaintiffs' reputation and goodwill as leading providers of technology and know-how in the satellite broadcast communications industry. Moreover, Defendants' unauthorized, infringing use of Plaintiffs' patented apparatuses and processes has threatened the value of this intellectual property.

         31. Defendants' disregard for Plaintiffs' property rights similarly threatens Plaintiffs' relationships with licensees that currently pay for the right to use this intellectual property, because Defendants derive a competitive advantage from using Plaintiffs' patented technology without paying compensation. Defendants' infringing activities similarly erode the value of the



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sublicense granted to Pegasus. Moreover, Defendants' infringing activities have deprived Plaintiffs of licensing revenue and/or revenue from the sale of products, services, and systems that they would have made, but for Defendants' infringement. Accordingly, unless and until Defendants' continued acts of infringement are enjoined, Plaintiffs will suffer further irreparable harm for which there is no adequate remedy at law.

                                    COUNT I
                                    -------

           (Patent Infringement of United States Patent No. 4,694,490)
                            (Against All Defendants)

         32. Paragraphs 1 through 31 are incorporated by reference as if fully restated herein.

         33. PMC is the assignee of the `490 patent. Pegasus has been granted the sole right, inter alia, to bring suit for infringement within the field-of-use of satellite communications services, including the use of IRD's in conjunction with the provision of satellite communications services. The `490 patent is attached as Exhibit 1 hereto.

         34. Each of the Defendants makes, uses, sells, offers to sell and/or imports into the United States for subsequent sale or use products and/or services and/or employs systems and/or components and/or makes use of processes that directly infringe one or more of the claims of the `490 patent.

         35. On information and belief, each of the Defendants has also contributed to and/or induced infringement of one or more claims of the '490 patent by others.

         36. Each of the Defendants has acted willfully, intentionally and deliberately in derogation of Plaintiffs' patent rights. Plaintiffs have been damaged by Defendants' infringement and will suffer irreparable injury unless Defendants are permanently enjoined by this Court.

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                                    COUNT II
                                    --------

           (Patent Infringement of United States Patent No. 4,704,725)
                            (Against All Defendants)

         37. Paragraphs 1 through 36 are incorporated by reference as if fully restated herein.

         38. PMC is the assignee of the `725 patent. Pegasus has been granted the sole right, inter alia, to bring suit for infringement within the field-of-use of satellite communications services, including the use of IRD's in conjunction with the provision of satellite communications services. The `725 patent is attached as Exhibit 2 hereto.

         39. Each of the Defendants makes, uses, sells, and offers to sell and/or imports into the United States for subsequent sale or use products and/or services and/or employs systems and/or components and/or makes use of processes that directly infringe one or more of the claims of the `725 patent.

         40. On information and belief, each of the Defendants has contributed to and/or induced infringement of one or more claims of the '725 patent by others.

         41. Each of the Defendants has acted willfully, intentionally and deliberately in derogation of Plaintiffs' patent rights. Plaintiffs have been damaged by Defendants' acts of infringement and will suffer irreparable injury unless Defendants are permanently enjoined by this Court.

                                   COUNT III
                                   ---------

          (Patent Infringement of United States Patent No. 4,965,825)
                            (Against All Defendants)

         42. Paragraphs 1 through 41 are incorporated by reference as if fully restated herein.

         43. PMC is the assignee of the `825 patent. Pegasus has been granted the sole right, inter alia, to bring suit for infringement within the field-of-use of satellite communications services, including the use of IRD's in


                                      -12-

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conjunction with the provision of satellite communications services. The `825 patent is attached as Exhibit 3 hereto.

         44. Each of the Defendants makes, uses, sells, and offers to sell and/or imports into the United States for subsequent sale or use products and/or services and/or employs systems and/or components and/or makes use of processes that directly infringe one or more of the claims of the `825 patent.

         45. On information and belief, each of the Defendants has also contributed to and/or induced infringement of the claims of the '825 patent by others.

         46. Each of the Defendants has acted willfully, intentionally and deliberately in derogation of Plaintiffs' patent rights. Plaintiffs have been damaged by Defendants' infringement and will suffer irreparable injury unless Defendants are permanently enjoined by this Court.

                                    COUNT IV
                                    --------

           (Patent Infringement of United States Patent No. 5,109,414)
                            (Against All Defendants)

         47. Paragraphs 1 through 45 are incorporated by reference as if fully restated herein.

         48. PMC is the assignee of the `414 patent. Pegasus has been granted the sole right, inter alia, to bring suit for infringement within the field-of-use of satellite communications services, including the use of IRD's in conjunction with the provision of satellite communications services. The `414 patent is attached as Exhibit 4 hereto.

         49. Each of the Defendants makes, uses, sells, and offers to sell and/or imports into the United States for subsequent sale or use products and/or services and/or employs systems and/or components and/or makes use of processes that directly infringe one or more of the claims of the `414 patent.


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

         50. On information and belief, each of the Defendants has also contributed to and/or induced infringement of the claims of the '414 patent by others.

         51. Each of the Defendants has acted willfully, intentionally and deliberately in derogation of Plaintiffs' patent rights. Plaintiffs have been damaged by Defendants' infringement and will suffer irreparable injury unless Defendants are permanently enjoined by this Court.

                                     COUNT V
                                     -------

           (Patent Infringement of United States Patent No. 5,233,654)
                            (Against All Defendants)

         52. Paragraphs 1 through 51 are incorporated by reference as if fully restated herein.

         53. PMC is the assignee of the `654 patent. Pegasus has been granted the sole right, inter alia, to bring suit for infringement within the field-of-use of satellite communications services, including the use of IRD's in conjunction with the provision of satellite communications services. The `654 patent is attached as Exhibit 5 hereto.

         54. Each of the Defendants makes, uses, sells, and offers to sell and/or imports into the United States for subsequent sale or use products and/or services and/or employs systems and/or components and/or makes use of processes that directly infringe one or more claims of the `654 patent.

         55. On information and belief, each of the Defendants has also contributed to and/or induced infringement of the claims of the '654 patent by others.

         56. Each of the Defendants has acted willfully, intentionally and deliberately in derogation of Plaintiffs' patent rights. Plaintiffs have been damaged by Defendants' infringement and will suffer irreparable injury unless Defendants are permanently enjoined by this Court.

                                    COUNT VI
                                    --------

           (Patent Infringement of United States Patent No. 5,335,277)
                            (Against All Defendants)

         57. Paragraphs 1 through 56 are incorporated by reference as if fully restated herein.

         58. PMC is the assignee of the `277 patent. Pegasus has been granted the sole right, inter alia, to bring suit for infringement within the field-of-use of satellite communications services, including the use of IRD's in conjunction with the provision of satellite communications services. The '277 patent is attached as Exhibit 6 hereto.

         59. Each of the Defendants makes, uses, sells, and offers to sell and/or imports into the United States for subsequent sale or use products and/or services and/or employs systems and/or components and/or makes use of processes that directly infringe one or more claims of the `277 patent.

         60. On information and belief, each of the Defendants has also contributed to and/or induced infringement of the claims of the '277 patent by others.

         61. Each of the Defendants has acted willfully, intentionally and deliberately in derogation of Plaintiffs' patent rights. Plaintiffs have been damaged by Defendants' infringement and will suffer irreparable injury unless Defendants are permanently enjoined by this Court.

                                    COUNT VII
                                    ---------

           (Patent Infringement of United States Patent No. 5,887,243)
                            (Against All Defendants)

         62. Paragraphs 1 through 61 are incorporated by reference as if fully restated herein.

         63. PMC is the assignee of the `243 patent. Pegasus has been granted the sole right, inter alia, to bring suit for infringement within the field-of-use of satellite communications services, including the use of IRD's in conjunction with the provision of satellite communications services. The `243 patent is attached as Exhibit 7 hereto.

         64. Each of the Defendants makes, uses, sells, and offers to sell and/or imports into the United States for subsequent sale or use products and/or services and/or employs systems and/or components and/or makes use of processes that directly infringe one or more claims of the `243 patent.

         65. On information and belief, each of the Defendants has also contributed to and/or induced infringement of the claims of the '243 patent by others.

         66. Each of the Defendants has acted willfully, intentionally and deliberately in derogation of Plaintiffs' patent rights. Plaintiffs have been damaged by Defendants' infringement and will suffer irreparable injury unless Defendants are enjoined by this Court.

                                PRAYER FOR RELIEF
                                -----------------

         WHEREFORE, Plaintiffs respectfully request that the Court:

         a. Enter judgment in Plaintiffs' favor on each cause of action stated herein;

         b. Permanently enjoin each of the Defendants, and their parents, subsidiaries, affiliates, successors and assigns, and each of their officers, directors, employees, representatives, agents, and attorneys, and all persons acting in concert or active participation with, or on their behalf, or within their control, from making, using, selling, offering to sell, importing, or advertising products and/or services and/or employing systems, hardware, software and/or components and/or making use of processes that infringe any of the claims of the Harvey patents, or otherwise engaging in acts of infringement of the Harvey Patents, all as alleged herein;

         c. Award actual damages to Plaintiffs for said infringement together with interest and costs pursuant to 35 U.S.C. section 284;

         d. Award treble damages to Plaintiffs pursuant to 35 U.S.C. section 285 as a result of Defendants' knowing and willful infringement of the Harvey Patents;

         e. Enter an order declaring that this is an exceptional case pursuant to 35 U.S.C. section 285 as a result of Defendants' knowing and willful infringement of the Harvey Patents, and award Plaintiffs their attorneys' fees, costs, and expenses incurred in bringing this action; and

         f. Grant to Plaintiffs such other, further, and different relief as may be just and proper.

                                   JURY DEMAND
                                   -----------

         Plaintiffs demand a trial by jury of all matters to which they are entitled to trial by jury pursuant to Fed. R. Civ. P. 38.

                                      Respectfully submitted,

                                      Signature Omitted
                                      ----------------------------
                                      Rudolph E. Hutz
                                      R. Eric Hutz
                                      Connelly, Bove, Lodge & Hutz LLP
                                      1220 Market Street
                                      P.O. Box 2207
                                      Wilmington, DE 19899
                                      Tel.: (302) 658-9141
                                      Fax: (302) 658-5614


                                      OF COUNSEL
                                      ----------

                                      Thomas G. Slater, Jr.
                                      Jack E. McClard
                                      R. Hewitt Pate
                                      HUNTON & WILLIAMS
                                      Riverfront Plaza, East Tower
                                      951 East Byrd Street
                                      Richmond, Virginia 23219-4074
                                      Tel.: (804) 788-8200
                                      Fax: (804) 788-8218

                                      James G. Gatto
                                      Jennifer A. Albert
                                      HUNTON & WILLIAMS
                                      1900 K Street, N.W.
                                      Washington, D.C. 20006
                                      Tel.: (202) 955-1500
                                      Fax: (202) 778-2201

                                      Attorneys for Plaintiffs
                                      -------------------------
                                      PEGASUS DEVELOPMENT
                                      CORPORATION and PERSONALIZED
                                      MEDIA COMMUNICATIONS, L.L.C.


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